iShares®

iShares U.S. ETF Trust

Supplement dated November 10, 2020 (the “Supplement”)

to the Statement of Additional Information (the “SAI”)

for each of the iShares Short Maturity Bond ETF, iShares Short Maturity Municipal Bond ETF, iShares Ultra Short-Term Bond ETF, dated February 28, 2020 (as revised August 17, 2020), iShares Evolved U.S. Consumer Staples ETF, iShares Evolved U.S. Discretionary Spending ETF, iShares Evolved U.S. Financials ETF, iShares Evolved U.S. Healthcare Staples ETF, iShares Evolved U.S. Innovative Healthcare ETF, iShares Evolved U.S. Media and Entertainment ETF and iShares Evolved U.S. Technology ETF, dated November 29, 2019 (as revised August 17, 2020) (each, a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, each Fund’s SAI.

Effective immediately, each Fund’s SAI is amended as follows:

Change in each Fund’s “Investment Strategies and Risks”

The section of each Fund’s SAI entitled “Investment Strategies and Risks” is amended to add the following:

Environmental, Social and Governance (“ESG”) Integration. Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless disclosed in its Prospectus, Fund management will consider ESG characteristics as part of the investment process for actively managed Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment.

ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.

Certain Funds incorporate specific ESG, impact or sustainability considerations into their investment objectives, strategies, and/or processes, as described in the applicable Fund’s Prospectus.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-UIP-1120

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